Commitments And Contingent Liabilities	12 Months Ended
Nov. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingent Liabilities
Commitments and Contingent Liabilities
The Company is party to various claims, legal actions and complaints arising in the ordinary course of business. In the opinion of management, the disposition of these matters will not have a material adverse effect on the Company’s consolidated financial statements. The Company is also a party to various lawsuits involving purchases and sales of real property. These lawsuits include claims regarding representations and warranties made in connection with the transfer of the property and disputes regarding the obligation to purchase or sell the property.
The Company has been engaged in litigation since 2008 in the United States District Court for the District of Maryland regarding whether the Company is required by a contract it entered into in 2005 to purchase a property in Maryland. After entering into the contract, the Company later renegotiated the purchase price, reducing it from $200 million to $134 million, $20 million of which has been paid and subsequently written off, leaving a balance of $114 million. In July 2014, the Court ruled that the Company may be obligated to purchase the property. As a result of changes in zoning for the property during the litigation, the Court ordered further proceedings to determine whether the sellers are entitled to specific performance and, if so, whether a further reduction in the purchase price is required. In January 2015, the Court rendered a decision ordering the Company to purchase the property for the $114 million balance of the contract price, to pay interest at the rate of 12% per annum from May 27, 2008, and to reimburse the seller for real estate taxes and attorneys’ fees. The Company believes the decision is contrary to applicable law and will appeal the decision. The Company does not believe it is probable that a loss has occurred and, therefore, no liability has been recorded with respect to this case.
The Company does not believe that the ultimate resolution of these claims or lawsuits will have a material adverse effect on its business or financial position. However, the financial effect of litigation concerning purchases and sales of property may depend upon the value of the subject property, which may have changed from the time the agreement for purchase or sale was entered into.
In December 2013, the Company was awarded by a civil jury compensatory damages and punitive damages against a former unconsolidated joint venture partner on court findings of defamation and conspiracy to extort money from the Company in 2008 and 2009. The Company does not expect to be able to collect the amount awarded to it and thus has not recorded any amounts receivable in its financial statements related to the award.
The Company is subject to the usual obligations associated with entering into contracts (including option contracts) for the purchase, development and sale of real estate, which it does in the routine conduct of its business. Option contracts generally enable the Company to control portions of properties owned by third parties (including land funds) and unconsolidated entities until the Company determines whether to exercise the option. The use of option contracts allows the Company to reduce the financial risks associated with long-term land holdings. At November 30, 2014, the Company had $85.6 million of non-refundable option deposits and pre-acquisition costs related to certain of these homesites, which were included in inventories in the consolidated balance sheet.
The Company has entered into agreements to lease certain office facilities and equipment under operating leases. Future minimum payments under the non-cancellable leases in effect at November 30, 2014 were as follows:

(In thousands)	Lease Payments
2015	$34,358
2016	28,524
2017	23,695
2018	19,885
2019	13,994
Thereafter	16,658

Rental expense for the years ended November 30, 2014, 2013 and 2012 was $48.9 million, $41.9 million and $38.7 million, respectively.
The Company is committed, under various letters of credit, to perform certain development and construction activities and provide certain guarantees in the normal course of business. Outstanding letters of credit under these arrangements totaled $424.6 million at November 30, 2014. The Company also had outstanding performance and surety bonds related to site improvements at various projects (including certain projects in the Company’s joint ventures) of $923.3 million. Although significant development and construction activities have been completed related to these site improvements, these bonds are generally not released until all development and construction activities are completed. As of November 30, 2014, there were approximately $363.7 million, or 39%, of costs to complete related to these site improvements. The Company does not presently anticipate any draws upon these bonds that would have a material effect on its consolidated financial statements.